Exhibit 10.50

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Addendum No. 1 WNC & EigenQ - Collaboration Agreement (CEA)

1. Preamble

This Addendum No. 1 (this “Addendum”) to the Collaboration and Evaluation Agreement originally executed on June 12, 2025 (the “Agreement”) is made and entered into as of July 8, 2025 (the “Effective Date”), by and between:

EigenQ Inc., a corporation duly organized and existing under the laws of the State of Delaware, United States of America, with its principal place of business at 9175 Guilford Road, Suite 300, Columbia, Maryland 21046, USA (“EigenQ”); and

WNC Corporation (“WNC”, formally known as Wistron NeWeb Corporation), a company duly organized and existing under the laws of Taiwan, having its principal place of business at 20 Park Avenue II, Hsinchu Science Park, Hsinchu 308, Taiwan (“WNC”).

Each of EigenQ and WNC may be referred to herein individually as a “Party” and collectively as the “Parties.”

This Addendum is intended to supplement, clarify, and extend the original Agreement by defining additional mutual rights and obligations concerning exclusivity, strategic investment, and public communication during an extended evaluation and negotiation period. Unless explicitly modified by this Addendum, all provisions of the Agreement shall remain in full force and effect.

Each Party may, by written notice, designate an Affiliate, licensee, or subsidiary to perform certain obligations or activities under this Addendum, provided that such entity is subject to confidentiality, non-use, and intellectual property protection obligations that are no less stringent than those contained in the Agreement and this Addendum. Any such designation shall not relieve the assigning Party of its primary obligations or liabilities under the Agreement or this Addendum unless otherwise agreed in writing by the other Party.

For purposes of this Addendum, “Affiliate” means any entity that directly or indirectly controls, is controlled by, or is under common control with a Party, where “control” means the direct or indirect ownership of more than fifty percent (50%) of the voting securities or equity interests of such entity, or the ability to direct the management or policies of such entity through contractual or other means.

2. Strategic Investment Commitment

2.1 Investment Participation under Reg CF. WNC has expressed its interest in supporting EigenQ’s growth [***].

2.2 Investment Range and Target Commitment. Subject to the outcome of its internal diligence process, WNC intends to invest a minimum of [***] and up to a maximum of [***] in EigenQ’s current Reg CF offering, with the actual investment amount at WNC’s discretion. WNC acknowledges that it shall complete such investment no later than August 7, 2025, unless otherwise agreed in writing by the Parties.

2.3 Verification of Investment Completion. The Parties agree that WNC’s investment shall be deemed complete upon (i) receipt of confirmation from Republic.com or its designated custodian indicating that WNC’s investment has been successfully processed and allocated, or (ii) written confirmation from EigenQ that the funds have been received and booked through the Reg CF mechanism. Such confirmation shall trigger the rights described in Section 3 of this Addendum.

2.4 Public Offering Status and Information Parity. WNC acknowledges that the Reg CF offering is fully public and that all material information relating to the offering, including business plans, risk factors, financial statements, use of proceeds, and governance structure, is equally available to all potential investors via EigenQ’s offering page on Republic.com/EigenQ. WNC waives any claim to preferential access, side letters, or exclusivity of due diligence materials, and confirms that its evaluation will be conducted on a non-discriminatory basis and in accordance with Reg CF disclosure rules.

3. Exclusivity Rights

The exclusivity provisions set forth in this Section shall become effective only upon confirmation of WNC’s investment as described in Section 2.3 of this Addendum.

3.1 Commercial Engagement Exclusivity

a) [***].

b) This exclusivity shall apply specifically to [***].

c) This exclusivity is conditional upon WNC’s ability to meet reasonable technical, commercial, and compliance requirements imposed by end customers (e.g., [***]).

d) Should WNC fail to meet these requirements within the Exclusivity Term, or should WNC voluntarily withdraw from active discussions, EigenQ shall be free to explore similar commercial partnerships with other parties without restriction.

e) The Exclusivity Term may be extended by mutual written agreement between the Parties, subject to performance milestones or negotiation progress.

3.2 Strategic Urgency and Market Transparency

a) The Parties acknowledge the strategic urgency of securing aligned go-to-market partners in the quantum-safe infrastructure space, particularly in light of EigenQ’s ongoing engagements with [***].

b) EigenQ is conducting its current capital raise through a Reg CF public offering, and as such, cannot restrict or delay investment by competing parties who meet the requirements and terms of the public round. WNC understands that participation in the round does not grant it the right to prevent others from investing or viewing the same public materials.

c) Given the public nature of the offering and heightened market interest, including from potential competitors, both Parties agree to act with urgency in finalizing definitive agreements during the Exclusivity Term. Time is of the essence.

3.3 Participation Rights in Future Financing

a) [***].

b) [***].

c) [***].

3.4 Non-Circumvention

During the Exclusivity Term, WNC agrees not to use, directly or indirectly, any Confidential Information obtained from EigenQ for the purpose of replicating, reverse-engineering, or engaging third parties in the development, commercialization, or integration of substantially similar post-quantum hardware systems or cryptographic components in the server infrastructure vertical.

3.5 Scope Limitation

The exclusivity granted herein shall not restrict EigenQ from pursuing other collaborations, investments, or commercial relationships outside the server infrastructure vertical, including but not limited to engagements in telecommunications, academic research, government R&D contracts, or quantum software applications, unless otherwise agreed in writing.

This obligation shall survive the expiration of exclusivity and shall apply specifically to technologies, specifications, designs, vendor relationships, and strategic product roadmaps disclosed during the term of this Agreement.

4. Preservation of Original Agreement

Except as expressly modified by this Addendum, all terms, conditions, rights, and obligations set forth in the Collaboration and Evaluation Agreement executed on June 12, 2025 (the “Agreement”) shall remain in full force and effect and are hereby reaffirmed by the Parties.

To the extent of any conflict or inconsistency between the provisions of this Addendum and the Agreement, the terms of this Addendum shall govern and prevail with respect to the subject matter addressed herein.

This Addendum forms an integral part of the Agreement and shall be read and interpreted together with the Agreement as a single unified document.

5. Electronic Signatures and Execution

This Addendum may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

The Parties agree that execution and delivery of this Agreement by electronic means, including PDF, scanned image, or use of an electronic signature platform such as DocuSign, shall be legally binding and effective to the same extent as a manual ink signature.

Each Party represents that its signatory is duly authorized to execute this Agreement on its behalf.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

WNC		EIGENQ

By:	/s/ Jeffrey Gau	By:	/s/ Dr. Jesse Van Griensven Thé
Name:	Jeffrey Gau	Name:	Dr. Jesse Van Griensven Thé
Title:	President & CEO	Title:

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